UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 20, 2018

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Ozannes Corporate Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of Principal Executive Offices) (Zip Code)

+1 (345) 949 4123
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On September 20, 2018, BeiGene, Ltd. (the “Company”) issued a press release announcing preliminary results from Chinese patients with microsatellite instability-high (MSI-H) or mismatch repair-deficient (dMMR) solid tumors enrolled in an ongoing Phase 1/2 clinical trial of its investigational anti-PDI-antibody tislelizumab from an oral presentation at the 21st Annual Meeting of the Chinese Society of Clinical Oncology (CSCO), taking place in Xiamen, China. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 20, 2018, the Company issued a press release announcing clinical data on tislelizumab in Chinese patients with lung cancers, in two oral presentations at the CSCO meeting. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 21, 2018, the Company issued a press release announcing preliminary results from the Phase 1 trial of its investigational BTK inhibitor zanubrutinib in Chinese patients with B-cell lymphoma in an oral presentation at the CSCO meeting. The full text of this press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release titled “BeiGene Presents Preliminary Results on Anti-PD-1 Antibody Tislelizumab in Patients with Microsatellite Instability-High or Mismatch Repair-Deficient Solid Tumors at Annual Meeting of the Chinese Society of Clinical Oncology” issued on September 20, 2018
99.2	Press Release titled “BeiGene Presents Results on Anti-PD-1 Antibody Tislelizumab in Chinese Patients with Lung Cancers at the Annual Meeting of the Chinese Society of Clinical Oncology” issued on September 20, 2018
99.3	Press Release titled “BeiGene Announces Preliminary Results from the Phase 1 Clinical Trial of Zanubrutinib in Chinese Patients with B-Cell Lymphoma at Annual Meeting of the Chinese Society of Clinical Oncology” issued on September 21, 2018

Exhibit Index

Exhibit No.	Description
99.1	Press Release titled “BeiGene Presents Preliminary Results on Anti-PD-1 Antibody Tislelizumab in Patients with Microsatellite Instability-High or Mismatch Repair-Deficient Solid Tumors at Annual Meeting of the Chinese Society of Clinical Oncology” issued on September 20, 2018
99.2	Press Release titled “BeiGene Presents Results on Anti-PD-1 Antibody Tislelizumab in Chinese Patients with Lung Cancers at the Annual Meeting of the Chinese Society of Clinical Oncology” issued on September 20, 2018
99.3	Press Release titled “BeiGene Announces Preliminary Results from the Phase 1 Clinical Trial of Zanubrutinib in Chinese Patients with B-Cell Lymphoma at Annual Meeting of the Chinese Society of Clinical Oncology” issued on September 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: September 24, 2018	By:	/s/ Scott A. Samuels
Scott A. Samuels
Senior Vice President, General Counsel